MOLECULIN





Virtual KOL Event
MB-107: Soft Tissue Sarcoma (STS) Lung Mets









June 5, 2025





Disclaimer

All statements contained herein other than statements of historical fact, including statements regarding our future results of operations and financial position, our business strategy and plans, and our objectives for future operations, are forward-looking statements. The words "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. Our potential to sustain our relationship with MD Anderson revolves around the continued collaboration and capitalizing on intellectual property resulting from sponsored research. The feasibility and promptness of our clinical trials are influenced by regulatory stipulations from entities like the US Food & Drug Administration (FDA) and their global counterparts. As such, all of our trials, including the MIRACLE trial, are subject to timely, future filings with and feedback, allowance, approvals, etc. from the FDA and their global counterparts. The implications of global events, such as the conflict in Ukraine, the COVID-19 pandemic, and prevalent supply chain challenges, play a role in our forward-looking statements. We will require significant additional financing, for which we have no commitments, in order to conduct our clinical trials as described in this presentation, and the milestones described in this presentation assume our ability to secure such financing on a timely basis. Additionally, our ongoing need for securing regulatory approvals in essential markets, and sourcing cost-effective drug solutions are core to our forward-looking statements. Furthermore, our commitments concerning intellectual property licenses, the potential efficacy of our drug candidates, market reception, potential product liabilities, and the emerging competitive landscape are also fundamental to our forward-looking statements. Any reference related to cardiotoxicity or the lack thereof concerning Annamycin is based on our expert's opinion as detailed in our filings, from time to time, with the SEC. Our dependencies on third-party manufacturers, strategies for establishing business collaborations, the defense of our intellectual property rights, our plans for fostering company growth, and the imperative to retain key executive personnel also guide our projections. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties, and assumptions, the future events and trends discussed in this presentation may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. More detailed information about Moleculin is set forth in our filings with the Securities and Exchange Commission. Investors and security holders are urged to read these documents free of charge on the SEC's website at http://www.sec.gov. Data related to currently active trials of Moleculin are preliminary and subject to change until a final Clinical Study Report is published.

Agenda

- Opening and Introductions
- STS Lung Mets: Overview and Unmet Need
- Annamycin: Relevance in STS Lung Mets
- MB-107 Trial Overview and Topline Data

MOLECULIN



Walter V. Klemp
CEO and Chairman



John Paul Waymack, MD
Senior Chief Medical Officer

MOLECULIN



Prof. Bernd Kasper

Sarcoma Unit of the Mannheim Cancer Center (MCC) at the Mannheim University Medical Center, University of Heidelberg

- Head of the study center of the German Interdisciplinary Sarcoma Group (GISG) and is active in national and international study groups (AIO, EORTC)
- Principal Investigator of several national and international trials on STS, DF and GIST
- Past-Chair of the EORTC Soft Tissue and Bone Sarcoma Group (STBSG) and is Outreach Chair of the Connective Tissue Oncology Society (CTOS)
- Authored around 100 scientific publications and is a board member to patient organizations dealing with STS, DF and GIST on the national and international level such as SPAGN, NLMSF and DTRF
- Specialized in Internal Medicine and Medical Haematology/Oncology at the Department of Internal Medicine V at the University of Heidelberg
- Studied Medicine at the University of Heidelberg and received his MD degree from Heidelberg University

UMM UNIVERSITÄTSMEDIZIN MANNHEIM

UNIVERSITÄT HEIDELBERG | ZUKUNFT SEIT 1386

MOLECULIN



Mohamad Cherry, MD

Medical Director of Hematology, Atlantic Health System

- Principal Investigator of multiple clinical trials, performing groundbreaking research in niche areas that include epigenetics in sarcomas and relapsed refractory Blood Cancers
- Clinical Associate Professor of Hematology/Oncology at University of Oklahoma Health Sciences Center's Stephenson Cancer Center
- System Wide Director of Hematology/Oncology at Atlantic Health System
- Fellowship Director, Morristown Hematology Oncology Program
- Two residencies - an internal medicine residency at Staten Island University Hospital and a Clinical Pathology residency at the American University of Beirut Medical Center in Lebanon
- Fellowship in hematology/oncology from the University of Oklahoma Health Sciences Center's Stephenson Cancer Center
- Developed teaching materials and book chapters, and has lectured both nationally and internationally
- Clinical training at the Leukemia Department at MD Anderson

Atlantic Health System

OU Health | Stephenson Cancer Center

SARAH CANNON Blood Cancer Network

MOLECULIN



Sant P. Chawla, MD

Director of Sarcoma Oncology Center in Santa Monica, CA

- World-renowned leader in the field of sarcoma oncology, dedicating his career to improving the lives of patients battling bone and soft-tissue sarcomas
- Unwavering commitment to research and innovation has led to groundbreaking advancements in treatment options, offering hope and improved outcomes for countless patients
- Played a pivotal role in developing limb-saving treatments for young osteosarcoma patients, offering an alternative to amputation
- Conducted over 60 clinical trials, many of which have led to FDA and EMA approval of new cancer drugs; carboplatin, trabectedin, pazopanib, eribulin, aprepitant, and denosumab
- Adjunct associate professor M.D. Anderson Cancer Center and UCLA
- Faculty appointments at USC, Cedars-Sinai Comprehensive Cancer Center, and John Wayne Cancer Institute

SARCOMA
ONCOLOGY CENTER

STS Lung Mets: Overview and Unmet Need

Soft Tissue Sarcoma (STS) Lung Mets

Rare and aggressive cancer with a high risk of lung metastases, leading to poor survival and limited treatment options

Lung metastases are the most frequent and clinically significant site of spread:

~70 – 80% of metastatic STS cases[1]

Prognosis is poor with lung mets:

<12–18 Months Median overall survival (OS)[2]



~13,000 New Cases Annually in the US[3]
~5,000 Deaths Per Year in the US[3]

1. Farooqi AS et al. SABR for Sarcoma Lung Metastases: Indications for Treatment and Guidance for Patient Selection. Int J Radiat Oncol Biol Phys. 2024;118(4):971–978. doi:10.1016/j.ijrobp.2023.10.017. PMID: 37914142; 2. Lindner LH et al. Prognostic factors for soft tissue sarcoma patients with lung metastases only receiving first-line chemotherapy: An exploratory EORTC-STBSG analysis. Int J Cancer. 2018;142(12):2610–2620. doi:10.1002/ijc.31286. PMID: 29383713; 3. American Cancer Society, 2024

Current Treatment Options

1st Line: Standard of Care (Non-surgical candidates)	• Anthracycline-based chemotherapy remains the backbone of first-line treatment • Typically, doxorubicin with or without ifosfamide • Lartruvo® (olaratumab) was withdrawn in 2019 following failure in Phase 3 (ANNOUNCE trial)
2nd Line Refractory Disease: Histology-Driven Approaches:	• Yondelis® (trabectedin) for unresectable or metastatic liposarcoma or leiomyosarcoma • Votrient® (pazopanib) for non-adipocytic high-grade STS • Halaven® (eribulin) for advanced liposarcoma • Tecelra® (afamitresgene autoleucel) – TCR T-cell therapy for HLA-A*02:01, MAGE-A4+ synovial sarcoma
Emerging & Investigational Approaches:	• Immunotherapy shows limited benefit to date in unselected STS • Ongoing trials exploring checkpoint inhibitors and combinations in biomarker-selected populations

Limitations of Current Treatments & Unmet Need in Advanced STS

Limited Efficacy
- Response rates with frontline doxorubicin-based chemotherapy are low (typically <25%)
- Most patients progress within 6–12 months, even with combination therapy

Toxicity Concerns
- Cumulative cardiotoxicity limits long-term use of anthracyclines
- Ifosfamide associated with significant renal, neuro, and hematologic toxicity

Histology-Specific Gaps
- Second-line therapies (e.g., trabectedin, pazopanib, eribulin) are only approved for select subtypes
- Limited options for non-liposarcoma/leiomyosarcoma histologies

Immunotherapy Limitations
- Checkpoint inhibitors have shown minimal benefit in unselected STS populations
- Biomarker-driven strategies still in early stages of clinical validation

Urgent Need for Innovation
- Therapies with improved efficacy, better tolerability, and activity across subtypes are urgently needed
- New approaches must address resistance, toxicity, and heterogeneity of disease

Topic Round Table

STS Lung Mets: Overview and Unmet Need



Prof. Bernd Kasper



Mohamad Cherry, MD



Sant P. Chawla, MD

MOLECULIN

Annamycin: Relevance in STS Lung Mets



John Paul Waymack, MD
Senior Chief Medical Officer

MOLECULIN

Annamycin: A Next-Generation Anthracycline



Annamycin
Epirubicin
Idarubicin
Doxorubicin

Unique new structure:

- Incorporates key structural elements of 3 different clinically used anthracyclines, plus
- The 3'-deamination and introduction of iodine at C-2

Result:

- Elimination of cardiotoxicity
- Overcomes MDR1 resistance mechanisms
- Increased potency
- Rapid cellular uptake
- Improved tissue and organ distribution
- Active against leukemias resistant to:
  a) clinically use anthracyclines
  b) Ara-C
  c) Venetoclax

Eliminating Cardiotoxicity



FDA Lifetime Limit 65% Cardiac Event Level
100% Cardiac Event Level >8% Heart Failure
>3000mg/m²
0% Cardiac Events
550mg/m²
850mg/m²
Currently Prescribed Anthracyclines
Annamycin

Zero Cardiotoxicity in ~100 Patients Treated

- *Includes Echo, GLS and troponin evaluation*
- *Independent review by Cleveland Clinic and FDA[1]*
- *81 subjects taken over lifetime limit; up to greater than 3000 mg/m²*

Treated up to 5x the lifetime limit

Source Current Cardiology Review, Anthracycline Cardiotoxicity: Prevalence, Pathogenesis and Treatment, Maria Volkova and Raymond Russel III. Referenced from Cancer. 2003 Jun 1;97(11):2869-79. "Congestive heart failure in patients treated with doxorubicin: a retrospective analysis of three trials". Swain SM, Whaley FS, Ewer MS., PMID: 12767102; Preliminary clinical studies from Moleculin. 1 – based on evaluation of first 85 patients treated demonstrated zero cardiac events related to Annamycin

Pharmacokinetics and Tissue Distribution of Annamycin and Doxorubicin in Rats

Experimental design. Group of rats CD®IGS [Crl:CD(SD)]; body weights at dosing ranged from 261-355 g for males and 195-292 g for females) were administered a single IV dose of Liposomal Annamycin (L-ANN), Free annamycin (F-Ann) and free doxorubicin (Dox-HCl). The animals were sacrificed at indicated timepoints followed by extraction of plasma and selected organs. The concentration of annamycin and doxorubicin in plasma and selected organs was measured using LC/MS



L-ANN
F-ANN
Dox
Ann/Dox-lungs, ng/g
20000
15000
10000
5000
0
0.1
1
10
100
1000
Time (min)

Lungs

Injected agent	C_{max} ng/g (µM)	Ratio of ANN's C_{max} to Dox
Dox	430 (0.74)	1
F-ANN	3,899 (6.1 µM)	9
L-ANN	13,352 (20.8)	31

Conclusion Significant level of Annamycin detected in lung parenchyma after administration of L-Annamycin or free annamycin. Doxorubicin levels in lungs at C_{max} was 31 and nine times lower than C_{max} values for L-ANN and free Ann respectively.

Table 6: Annamycin-lungs
Dose: L-Ann 2 mg/kg IV or F-ANN/Dox HCl

MOLECULIN

MB-107 Trial: Overview and Topline Data

MOLECULIN

MB-107 Overview

LIPOSOMAL ANNAMYCIN (L-ANNAMYCIN)[1], MB-107 – PHASE 1B/2 STUDY OF LIPOSOMAL ANNAMYCIN (L-ANNAMYCIN) IN SUBJECTS WITH PREVIOUSLY TREATED SOFT TISSUE SARCOMAS WITH PULMONARY METASTASES

A multi-center, open-label, single-arm study that in Phase 1B determined the Maximum Tolerable Dose and recommended Phase 2 Dose *("MTD", "RP2D" respectively) and safety of L-Annamycin and in Phase 2 explored the efficacy of L-Annamycin as a single agent for the treatment of subjects with Soft Tissue Sarcoma (STS) with lung metastases ("STS Lung Mets" ,"Advanced STS") for which chemotherapy was considered appropriate.*


Phase 1B
19 subjects
Dose range:
210 - 390
mg/m²
RP2D
established:
330 mg/m²
Phase 2
17 subjects
treated at
RP2D

Total n=36, with n=32 evaluable for PFS (4 lost to follow up or withdrew)

1 – Also known as "Annamycin" and "Naxtarubicin".
Source: Table 5 of Clinical Study Report ("CSR")

Key Inclusion/Exclusion Criteria

- Inclusion:
  - STS diagnosis with unresectable lung mets ≥10mm
  - Progressive Disease ("PD") after prior systemic therapy
  - Estimated life span >3 months
  - ECOG[1] ≤2
  - Age ≥18
- Exclusion:
  - Left ventricular ejection fraction ("LVEF") <50%, evidence of heart disease
  - Allergy to study drug or excipients
  - Use of moderate or strong inhibitors/inducers of CYP3A and CYP2B

1 - The Eastern Cooperative Oncology Group (ECOG) performance status (PS) is a crucial factor influencing treatment decisions and prognosis. A lower ECOG PS score, typically 0-2, is generally associated with better outcomes and more aggressive treatment options, while a higher score (3-4) may suggest a need for less intensive therapy or palliative care.

Median OS Outperforming in STS Lung Mets

Meta Analysis of 10 Studies
and 2,267 Subjects*
(Range of Salvage Therapies)

8-12 Months

SoC

13.4 Months

Experi-
mental

2nd Line

MB-107 (n=36)
(Annamycin)

13.5 Months

7th Line

Annamycin delivering better performance 7th line than would be expected even in 2nd line for monotherapy

*Comandone A, et al; "Salvage Therapy in Advanced Adult Soft Tissue Sarcoma: A Systematic Review and Meta-Analysis of Randomized Trials"; The Oncologist 2017;22:1518–1527

MOLECULIN

PFS and OS Improved in Dose Dependent Manner

Responders (SD or PR) after 2 cycles showed improvement in OS and PFS


Median PFS (Days)
Median OS (Months)
63
n=32
122
CBR after 2 cycles n=18
127
≤ 2 prior lines n=7
13.5
n=32
19.7
CBR after 2 cycles n=18
19.9
≤ 2 prior lines n=7
210-390 mg/m2, Median 6 prior lines
≤ 330 mg/m2
210-390 mg/m2, Median 6 prior lines
≤ 330 mg/m2

≤330 mg/m2 and ≤2 prior lines of therapy showed improvement in OS and PFS

MOLECULIN

Topline Conclusions

- **Clinical Benefit Rate ("CBR") was 59.4% (n=32)**, comprised of 18 subjects with stable disease and 1 subject with a partial response (no subjects achieved Complete Response or CR)
- Dose and regimen optimized subjects demonstrated **Progression Free Survival ("PFS") of ~4 months and Overall Survival ("OS") of ~20 months**[1]
- **No cardiotoxicity** demonstrated in all subject data as noted by an independent Expert[2]
- **Results strongly support conducting a pivotal trial**
  - Current suggestions include head-to-head trial against first line therapy

1 - Dose of $\leq$ 330 mg/m^2 and prior therapies $\leq$ 2
2 – An oncologist at the Cleveland Clinic that specializes in anthracycline induced cardiotoxicity.

MOLECULIN

Topic Round Table

MB-107 Trial: Overview and Topline Data


Prof. Bernd Kasper


Mohamad Cherry, MD


Sant P. Chawla, MD

MOLECULIN



MOLECULIN











June 2025
MB-107 Summary





